Transfers of Financial Assets - Summary of Securities Lending (Detail) - Securities lending [member] - EUR (€) € in Millions	Dec. 31, 2024	Dec. 31, 2023
Disclosure of financial assets [line items]
Carrying amount of transferred financial assets	€ 1,668	€ 2,063
Fair value of cash collateral received	1,898	2,357
Fair value of non-cash collateral received	41	16
Net exposure	€ (271)	€ (309)